The Royce Fund

Royce Dividend Value Fund

Supplement to the Prospectus
dated September 17, 2007

        Effective September 17, 2007, Royce Dividend Value Fund (the "Fund") may invest up to 25% of its net assets in foreign securities. Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may exhibit more volatility than those in the United States. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

October 23, 2007

INV-SUP-102307